S000000606 [Member] Investment Strategy - Nuveen Small Cap Value Opportunities Fund	Jun. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. As of September 30, 2025, the market cap range for the Russell 2000® Value Index was $9 million to $22.0 billion and the market cap range for the Standard & Poor’s SmallCap 600 Index was $441 million to $16.4 billion. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s sub-adviser seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. The Fund’s sub-adviser maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. The Fund’s sub-adviser will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.